EXHIBIT 99.3

FENWICK AUTOMOTIVE PRODUCTS LIMITED
AND INTROCAN INC.

Combined Financial Statements
Year Ended - March 31,2008

FENWICK AUTOMOTIVE PRODUCTS LIMITED  AND INTROCAN INC.

Year Ended - March 31, 2008

CONTENTS

Page

AUDITORS' REPORT	1

COMBINED FINANCIAL STATEMENTS:

Balance sheet	2

Statement of earnings and retained earnings	3

Statement of cash flows	4

Notes to financial statements	5- 14

AUDITORS' REPORT

To the Directors of
Fenwick Automotive Products Limited and Introcan Inc.

We have audited the combined balance sheet of Fenwick Automotive Products Limited and lntrocan Inc.  as at March 31, 2008 and the combined statements of earnings and retained earnings and cash flows for the year then ended.   These combined financial statements are the responsibility of the company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In  our  opinion,  these combined  financial statements  present  fairly,  in all  material respects, the financial position of the company as at March 31, 2008 and the results of its operations and cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Richmond Hill, Ontario	Chartered Accountants
July 18, 2008, except as to	Licensed Public Accountants
Note 16 which is at July 11, 2011

Perry Truster	Monty Shelson	Steven Pelchovitz	Mark Pelchovitz	Mario Marrelli	Brian Lusthaus
Derek Lederer	Stan Shapiro	Garror Sands

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Combined Balance Sheet March 31, 2008

	Notes	2008
ASSETS
CURRENT
Accounts receivable	2	$44,746,594
Inventory	3	71.189,342
Prepaid expenses		1,735,074
Loans receivable	4	942.400
		118,613,410
PROPERTY, PLANT AND EQUIPMENT	5	8.875,393
DEFERRED START-UP COSTS	6	530,630
FUTURE INCOME TAXES		1.141.198
		$129.160,631

LIABILITIES
CURRENT
Bank indebtedness	7	$35,793,664
Accounts payable and accrued liabilities		42,963,762
Income taxes payable		87,039
Loans payable	4	7,852.110
Capital lease obligations - currcnl portion	8	392,5-14
Long-term debt - current portion	9	728.619
		87,817,738
CAPITAL LEASE OBLIGATIONS	8	659,958
LONG-TERM DEBT	9	2,623,938
		91,101,634

SHAREHOLDERS' EQUITY
CAPITAL STOCK	10	4,046
RETAINED EARNINGS		38.054.951
		38,058,997
		$129,160,631

APPROVED ON BEHALF OF THE BOARD

Director	Director

See accompanying notes

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Combined Statement of Earnings and Retained Earnings Year Ended- March 31, 2008

	Note	2008

SALES		$178,154,884
COST OF SALES		130,195,463
GROSS PROFIT		47,959,421
EXPENSES
Sell mi; and delivery		25,847,165
General and administrative		11,485,593
Interest		5,513,147
Foreign exchange		2,759,733
Amortization - Property, plant and equipment		1,726,227
Amortization - Deferred start-up costs		192,584
Interest - Capita! lease obligations		71,831
		47,596,280
EARNINGS BEFORE INCOME TAXES		363,141

Income taxes - current		401,701
- future		(372,035)
	12	29,666
NET EARNINGS		333,475

Retained earnings, beginning of year		37,721.476

RETAINED EARNINGS, end of year		$38,054,951

See accompanying notes

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Combined Statement of Cash Flows Year Ended- March 31, 2008

2008
OPERATING ACTIVITIES

Cash received from customers	$183,048,882
Cash paid to suppliers and employees	(180,891,631)
Income taxes paid	(2,636,507)
Interest paid	(5,200,250)
(5,679,506)
INVESTING ACTIVITIES

Additions to property, plant and equipment	(2,393,471)

FINANCING ACTIVITIES

Bank indebtedness	8,864,272
Capital lease obligations	274,436
Loans from (to) related parties - net	(713,090)
Long-term debt	(352,641)
8,072,977

NET CASH INCREASE, during the year	-

Cash, beginning of year	-

CASH, end of year	$-

See accompanying notes

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of presentation

These financial statements present the combined financial position and results of operations of Fenwick Automotive Products Limited and Introcan Inc., including their subsidiaries Fapco, S.A. de C.V., Flo-Pro Inc., L.H, Distribution Inc., Rafko Enterprises Inc. and Rafko Holdings Inc. All intercompany transactions and balances have been eliminated,

b)	Revenue recognition

Revenue is recognized at the time the goods are shipped and legal title to the goods passes to the customer. Revenue is net of discounts, rebates and allowances.

The company provides product warranties and makes provision for the anticipated cost of these warranties through cost of sales; this provision is reviewed periodically to assess its adequacy in the light of actual warranty costs incurred,

c)	Inventory

Raw materials are stated at the lower of cost and replacement cost. Finished goods are stated at the lower of cost and net realizable value. The cost of finished goods is calculated to include raw materials, labour and factory overhead. Cost is determined on a first-in, first-out basis.

d)	Property, plant and equipment

Property, plant and equipment, which are recorded at cost, are amortized over their estimated useful lives using the declining balance method al the following annual rates;

Building	5%
Computer equipment	30%
Office equipment	20%,
Plant equipment	20% - 30%

Leasehold improvements, which are recorded at cost, are amortized over a 5 year period on a straight line basis.

c)	Deferred Start-up Costs

Defered start-up costs represent the costs incurred by a subsidiary prior to the commencement of commercial operations. These costs a re amortized on a straight-lim: basis over a 4 year period.

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

f)	Capital leases

The company's policy is to record capital leases, which transfer substantially all benefits and risks incident to ownership of property, as acquisitions of assets and to record the incurrences of corresponding obligations as liabilities. Obligations under capital leases are reduced by lease payments net of imputed interest.

g)	Income taxes

The company accounts for its income taxes using the provisions of The Canadian Institute of Chartered Accountants Handbook Section 3465, Income Taxes, which requires recognition of future income tax assets and liabilities for the expected future income tax consequences of events that have been included in the financial statements or incomc lax return. Future lax assets and liabilities are measured using the enacted or substantively enacted tax rates and laws expected to apply in the years in which assets and liabilities are expcctcd to be recovered or settled.

h)	Foreign exchange

Foreign exchange transactions arc translated using the temporal method. Under this method, all monetary items are translated into Canadian funds at the rate of exchange prevailing at the balance sheet date. Non-monetary items are translated at historical rates. Revenue and expenses are translated at the average rate of exchange for the month of each transaction. Gains and losses arising out of transactions are included in the determination of earnings for the year.

i)	Pension plans

The company maintains defined contribution pension plans for certain employees. The pension cost for these plans charged as an expense is equal to the required contributions for the year.

j)	Use of estimates

Preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of estimates include the measurement of revenue recognition, allowance for doubtful accounts, product warranty and return provisions, inventory obsolescence and amortization. Actual results could differ from those estimates.

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

2.	ACCOUNTS RECEIVABLE

2008

Trade receivables	$42,382,670
Sundry receivables	2,363,924
$44,746,594

3.	INVENTORY

2008

Raw materials	$27,834,262
Finished goods	43,355,080

$71,189,342

4.	RELATED PARTY TRANSACTIONS

The loans receivable and payable are due from (to) corporations related by virtue of common control by members of the same immediate family The loans are due on demand and unsecured, except for the loans payable to related individuals and shareholders which are secured by General Security Agreements. The loans are non interest bearing except as noted below. Interest was calculated at 6% per annum.

a) Loans receivable

2008

Ventura Development Corp (interest bearing)	$347,547
Excel Development Corp. (interest bearing)	266,062
Rimrock Plaza Inc. (interest bearing)	165,053
1355573 Ontario Inc.	118,382
Sundry	31,253
2007685 Ontario Inc.	8,108
Lcswyn Enterprises Inc.	2,592
2012722 Ontario Inc.	212
Related individuals	3,191
$942,400

b) Loans payable

2008

Shareholders (Note 7)	$7,851,259
Tempest Equipment Leasing Limited	851
$7,852,110

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

4.	RELATED PARTY TRANSACTIONS (Cont'd)

c) Transactions

Included in the statement of earnings are the following related party transactions:

2008

Rent expense	$790,925
Management fee earned	(50,000)
Interest income	(30,575)

These transactions are in the normal course of operations and are measured at the exchange value, the amount of  consideration established and agreed to by the related parties

5.	PROPERTY, PLANT AND EQUIPMENT

		Accumulated	Net Book Value
	Cost	Amortization	2008

Land	$92,896	$-	$92,896
Building	824,142	72,649	751,493
Computer equipment	2,918,897	2,415,224	503,673
Office equipment	896,227	611,720	284,507
Plant equipment	17,401,739	10,813,809	6,587,930
Leasehold improvements	2.738,943	2.084,049	654,894
	$24.872,844	$15,997,451	$8,875,393

During the year certain plant and equipment were acquired for non-cash consideration of $2,500,000 ($2,500,000 US). See Note 9.

Included in the above are the following assets which have been acquired under capital leases:

		Accumulated	Net Book Value
	Cost	Amortization	2008

Officc equipment	$243,318	$129,289	$114,029
Plant equipment	1,499,727	775,809	723,918

	$1,743,045	$905.098	$837,947

6.	DEFERRED START-UP COSTS

2008

Balance. beginning of year	$723.214
Amortization	192.584

Balance, end of year	$530,630

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

7.	BANK INDEBTEDNESS

2008
Bank overdraft	$793,664
Banker's acceptances	35,000,000

$35,793,664

Bank indebtedness is due on demand and secured by a registered general assignment of accounts receivable and inventory, a registered general security agreement covering all assets of the company and an assignment of insurance proceeds. The company has an authorized line of crcdit of $50,000000. Any repayment of the shareholders or related individuals loans (Note 4) requires the bank's prior written consent.

The bank overdraft bears interest at the bank prime lending rate plus 1% to 3.5% depending on the level of financial ratios.

The banker's acceptance bears interest at approximately 6.85% per annum and matures no later than April 30, 2008. The fair market value as at March 31, 2008 is comprised as follows:

Banker's acceptance - at face value	35,000.000
Less: Unamortized interest	197,093

Fair market value	34,802.907

8.	CAPITAL LEASE OBLIGATIONS

Future minimum lease payments under the capital leases are as follows:

2009	$423,000
2010	339,697
2011	266,744
2012	110,615
2013	44.544
Total minimum lease payments	1,184,600
Less: Amount representing interest (interest rate ranges from 5.78% to 13.98% per annum)	132,098
1,052.502
Less: Portion due within one year	392.544

$659,958

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

9.	LONG-TERM DEBT

2008

Bank equipment loan - repayable in equal monthly instalments of $12,809 including interest and matures April 22, 2011	$458,524
Bank mortgage loan - repayable in equal monthly instalments of $4,782 including interest and matures March 22. 2011	428,705
Vehicle loan - non-interest bearing, repayable in equal monthly instalments of $519 and matures January 23, 2013	31,020
Equipment loan - non-interest bearing and secured by a security agreement granting a first priority security interest on certain equipment acquired for $2,500,000 US. The loan is repayable quarterly calculated at $1.00 US per unit of production produced by a subsidiary corporation. If the units of production are less than 2,500,000 at the end of the designated period, being October 30, 2010, the balance of this loan will be due immediately.	2,434,308
3,352,557
Less: current portion	728,619

$2,623,938

The bank equipment and mortgage loans bear interest at a fixed rate of 2.50% per annum and are secured by a mortgage covering the land, building and improvements thereon and a security agreement covering certain plant and equipment.

Future principal repayments for the long-term debt are as follows:

2009	$728,619
2010	733,675
2011	1,876,690
2012	8,225
2013	5,348
$3,352.557
.

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

10.	CAPITAL STOCK

Authorized
3,000,000	Class A shares, voting, non-cumulative, non-participating, redeemable at $.001 per share;
Unlimited	Class B shares, non-voting, non-cumulative, non-participating, redeemable at $13,000 per share and retractable;
1,000,000	Class C shares, non-voting, non-cumulative, non-participating, redeemable at $.001 per share;
1,000,000	Class D shares, voting, participating;
Unlimited	Class E shares, non-voting, non-cumulative, non-participating, redeemable at $1 per share and retractable;
Unlimited	Common shares.

Issued		2008

3.000,000	Class A shares	$3,000
448	Class B shares	45
2.600,000	Class E shares	850
1,501	Common shares	151
		$4,046

11.	EMPLOYEE BENEFITS

The company has a defined contribution plan providing pension benefits for certain employees and executives. The contribution expense for the year amounted to $258,723.

The company also has a defined benefit plan providing certain pension benefits for certain employees and executives. On December 1, 2006 the net assets of the defined benefit plan were distributed in accordance with the terms of the plan. On February 5, 2008 a request was made to de-register this plan.

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

12.	INCOME TAXES

Reconciliation of the income tax expense is as follows:

2008
Tax at the combined applicable tax rate of 26.02%	$77,387
Non-deductible items	159,710
Effect of financing fees	34,799
Excess of amortization for accounting purposes over amortization for income tax purposes	4,769
Foreign exchange	(81,039)
Other amounts	2,885
Adjustment of prior years' income taxes	(51,003)
Tax losses incurred in prior years	(105,797)
Effect of future income tax reductions	(12,045)

$29,666

The company has approximately $1,220,000 of non-capital losses which may he carried forward to reduce taxable income in future years. If not utilized these losses will expire as follows:

2022	$310,000
2023	910,000

$1,220,000

13.	FINANCIAL INSTRUMENTS

i)	Fair value

The company's financial instruments consist of instruments with various maturities. The fair value of accounts receivable, loans receivable, bank indebtedness, accounts payable and accrued liabilities and loans payable approximates their carrying value due to the short-term maturities of these instruments. Capital lease obligations and long-term debt are at fair value.

Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

ii)	Currency risk

The company realizes approximately 70% of its sales approximately 45% of it cost of sales and expenses in foreign currency. Consequently, some assets and revenues are exposed to foreign exchange fluctuations. As at March 31, 2008 the long-term debt is repayable in a foreign currency.

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

13.	FINANCIAL INSTRUMENTS (Cont'd)

iii)	Credit risk

In the normal course of business, the Company evaluates the financial position of its customers on a regular basis and examines the credit history of new customers. The allowance for doubtful accounts is based on the customer's specific risk and historical trends. The company believes the credit risk regarding receivables to be minimal due to the diversification of its customer base.

14.	CONTINGENCIES AND COMMITMENTS

a)
The company is committed under letters of credit approximating $158,000 for future purchases and under letters of guarantee approximating $649,000. The letters of guarantee include a guarantee for unpaid rent to a maximum $579,000 ($562,182 US) for two subsidiary companies. Historically, the Company has not made any payments under letters of guarantee to third parties and therefore no amount has been accrued in the financial statements with respect to the guarantees.

b)
Various premises are rented from related and non-related parties under operating leases. One lease expires November 2014, another expires May 2017 and three of the leases expire March 2018. The minimum annual rental payments for the next five years (exclusive of property taxes, insurance and other occupancy charges) are as follows:

2009	$1,616,000
2010	2,093,000
2011	1,834,000
2012	1,446,000
2013	1,451,000

c)	The annual cost under various vehicle operating leases are as follows:

2009	$162,988
2010	105,759
2011	58,436
2012	14,866

d)
During the normal course of its operations, the company may be liable for warranty claims with customers. Management believes that adequate provisions for possible future claims have been recorded in the accounts.

e)
A subsidiary company entered into an Administrative Outsourcing Services Agreement, for a three year period expiring March 2010, to be provided with administrative and consulting Services. Under the agreement the subsidiary company is required to pay a monthly ongoing fee based on the number of individuals employed at the subsidiary company.

15.	ECONOMIC RELATIONSHIP

Approximately 42% of sales were derived from one customer.

FENWICK AUTOMOTIVE PRODUCTS LIMITED AND INTROCAN INC. Notes to Combined Financial Statements March 31, 2008

16.	RECONCILIATION TO UNITED STATES GAAP

The combined financial statements are prepared in accordance with Canadian GAAP, which conforms, in all material respects, with those generally accepted in the United States of America ("US GAAP"), except as described below:

Combined statement of earnings

2008
Net earnings per Canadian GAAP	$333,475
Adjustments:
Amortization - Deferred start-up costs	192,584
Income taxes - future	(34,665)

Net earnings per US GAAP	$491.394

Combined batance sheet

	Cdn GAAP	Adjustments	US GAAP
Deferred start-up costs	$530,630	$(530,630)	$-
Future income taxes	1,141,198	97,901	1,239,099
Redeemable Preference Shares	-	8,424.000	8,424,000

a)  As allowed under GAAP, deferred start-up costs were capitalized and then amortized on a straight-line basis over a four year period. Under US GAAP start-up costs are expensed as incurred, thus the unamortized deferred start-up costs at March 31, 2008, the amortization expense for the year ended March 31, 2008, and the related tax impact of the deferral and amortization expense for those years were adjusted from the financial statement to comply with US GAAP.

b) The company has presented its redeemable preference shares as equity at March 31, 200S. Under US GAAP these shares are required to be presented as liabilities, and accordingly an adjustment was made to record the redeemable preference shares as liabilities at March 31, 2008 to comply with US GAAP.